UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2005

XENOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32239	77-0412269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue, Alameda, California

94501

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 291-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The discussion of the entry into a material amendment to a material agreement is incorporated by reference from “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant” of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

860 Lease

On September 28, 2005, Xenogen Corporation, a Delaware corporation (“Xenogen,” “our” or “us”), and Alameda Real Estate Investments, a California limited partnership (“Landlord”), entered into Amendment No. 5 to that certain Marina Village Net Office-Tech Lease by and between Landlord and Xenogen, dated January 15, 1998 for the premises located at 860 Atlantic Avenue, Alameda, California 94501 (the “860 Amendment”). Among other things, the 860 Amendment extends the term of the lease from February 28, 2006 to April 30, 2006. The 860 Amendment is effective as of September 1, 2005.

850 Lease

On September 28, 2005, Xenogen and Landlord entered into Amendment No. 2 to that certain Marina Village Net Office-Tech Lease by and between Landlord and Xenogen, dated March 1, 2005 for the premises located at 850 Marina Village Parkway, Alameda, California 94501 (the “850 Amendment”). Among other things, the 850 Amendment (i) confirms certain of the changes to the 860 Lease set forth in the 860 Amendment and (ii) extends to April 30, 2006 the credit against our rent and our percentage share of operating expenses and taxes payable under the 850 Lease equal to the amounts we timely pay to Landlord for these items under the 860 Lease. The 850 Amendment is effective as of September 1, 2005.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Marina Village Net Office-Tech Lease between Xenogen Corporation and Alameda Real Estate Investments effective September 1, 2005.

10.2	Amendment No. 2 to Marina Village Net Office-Tech Lease between Xenogen Corporation and Alameda Real Estate Investments effective September 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOGEN CORPORATION

Date: September 28, 2005	By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr.
Senior Vice President. Finance and Operations,
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 5 to Marina Village Net Office-Tech Lease between Xenogen Corporation and Alameda Real Estate Investments effective September 1, 2005.

10.2	Amendment No. 2 to Marina Village Net Office-Tech Lease between Xenogen Corporation and Alameda Real Estate Investments effective September 1, 2005.